UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K/A
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 17, 2005


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


                               Explanatory Note
The Company is filing this Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2005, to correct a typographical error contained in Exhibit 99.1 "Press Release announcing results of operations for the third quarter and first nine months ended October 29, 2005". The reporting dates in the header of the consolidated balance sheet were erroneously labeled October 30, 2004 and January 30, 2004 and should have been correctly labeled October 29, 2005 and January 29, 2005, respectively. A corrected version of Exhibit 99.1 is attached hereto. The remaining Items of the original report are not amended hereby and are repeated herein only for the reader's convenience.


ITEM 2.02	Results of Operations and Financial Condition

On November 17, 2005, Casual Male Retail Group, Inc. (the "Company") issued a press release announcing the Company's results of operations for the third quarter and first nine months ended October 29, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

The press release contains certain non-GAAP measures which the Company believes is important for investors to help gain a better understanding of the Company. The release includes a reconciliation of such non-GAAP measures.

ITEM 9.01	Financial Statements and Exhibits

	(c) Exhibits
	    Exhibit No.	Description
          -----------   ------------
             99.1 Press Release announcing results of operations for the third quarter and first nine months ended October 29, 2005 for Casual Male Retail Group, Inc.

























                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  November 17, 2005